SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

March 30, 2004

Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California	92618

(Address of principal executive offices)	(Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibits:	Description of Document
99.1	Press Release dated March 30, 2004.

Item 12—Disclosure of Results of Operations and Financial Condition.

     On March 30, 2004 we issued a press release, which sets forth our results of operations for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 30, 2004

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Rajesh C. Shrotriya

Name: Rajesh C. Shrotriya, M.D. Title: Chairman, Chief Executive Officer and President

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EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Press Release dated March 30, 2004.